UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): February 23, 2022
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VICI Properties Inc.
(Exact Name of Registrant as Specified in its Charter)
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Maryland	001-38372	81-4177147
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
535 Madison Avenue, 20th Floor
New York, New York 10022
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (646) 949-4631

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value	VICI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01.	Completion of Acquisition or Disposition of Assets.
Completion of Purchase of the Venetian Resort Las Vegas and the Venetian Expo
On February 23, 2022, VICI Properties Inc., a Maryland corporation (the “Company”), through its wholly owned subsidiary, VICI Properties L.P. (“VICI LP”) and its wholly owned subsidiary, Venetian Holdco LLC, completed the previously announced acquisition of all of the land and real estate assets associated with The Venetian Resort Las Vegas and Venetian Expo, located in Las Vegas, Nevada (collectively, the “Venetian Resort”), for $4.0 billion in cash, pursuant to the Purchase and Sale Agreement dated as of March 2, 2021 by and between Las Vegas Sands Corp. (“Venetian Seller”) and VICI LP (the “Venetian Real Property PSA”); and concurrently therewith, Pioneer OpCo, LLC, an affiliate of certain funds managed by affiliates of Apollo Global Management, Inc. (“Venetian Tenant”), purchased the operating assets of the Venetian Resort for $2.25 billion, of which $1.2 billion is in the form of a secured term loan from Venetian Seller and the remainder was paid in cash, pursuant to the Purchase and Sale Agreement dated as of March 2, 2021 by and among Venetian Seller, Venetian Tenant and VICI LP (the “Venetian PSA”). Simultaneous with the closing of the above transactions, the Company, through a wholly owned subsidiary, entered into a triple-net lease agreement with respect to the Venetian Resort with Venetian Tenant, which has an initial total annual rent of $250.0 million and an initial term of 30 years, with two ten-year tenant renewal options.
The foregoing descriptions of the Venetian Real Property PSA and the Venetian PSA do not purport to be complete and are qualified in their entirety by reference to the full text of the Venetian Real Property PSA and the Venetian PSA, copies of which are filed as Exhibits 2.1 and 2.2 hereto, respectively, and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
(d)     Exhibits

Exhibit No.	Description
2.1
Purchase and Sale Agreement dated as of March 2, 2021 by and between Las Vegas Sands Corp. and VICI Properties L.P. (incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed on March 3, 2021)

2.2
Purchase and Sale Agreement dated as of March 2, 2021 by and among Las Vegas Sands Corp., Pioneer OpCo, LLC and VICI Properties L.P. (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on March 3, 2021)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VICI PROPERTIES INC.
Date: February 23, 2022	By:	/s/ SAMANTHA S. GALLAGHER
Samantha S. Gallagher
Executive Vice President, General Counsel and Secretary